UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 28, 2006
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675
Georgia	0-28226	58-2053632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 846-5000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     On February 15, 2006, Post Properties, Inc. (the “Company”) sent a notice to participants in its Post Properties, Inc. 401(k) Plan (the “401(k) Plan”) informing them that the 401(k) Plan is changing recordkeepers and investment options. On February 22, 2006, the Company sent a notice to participants in its Post Properties, Inc. 2005 Deferred Compensation Plan for Directors and Eligible Employees (the “Deferred Compensation Plan”) informing them that the Deferred Compensation Plan is changing recordkeepers and investment options. The notices each stated that, as a result of these changes, during a period that was expected to begin at 4:00 PM (Eastern Time) on March 24, 2006 and end during the week of April 16, 2006 (the “Blackout Period”) (1) participants in the 401(k) Plan would be unable to direct or diversify assets held in their accounts or obtain a loan or distribution from the 401(k) Plan; (2) Post associates participating in the Deferred Compensation Plan would be unable to change their benchmark elections under or obtain a distribution from the Deferred Compensation Plan and (3) Post directors participating in the Deferred Compensation Plan would be unable to obtain distributions under the Deferred Compensation Plan.
     On February 28, 2006, the Company sent a blackout restriction notice (the “BTR Notice”) to its executive officers and directors informing them that, because the restrictions during the Blackout Period include restrictions on investment changes involving the Company’s common stock, $.01 par value per share, (“Common Stock”) and benchmark investment alternatives (which track the value of the Common Stock) held in the 401(k) Plan and the Deferred Compensation Plan, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR promulgated by the Securities and Exchange Commission, they would be prohibited during the Blackout Period from purchasing, selling or otherwise acquiring or transferring, directly or indirectly, any equity security of the Company acquired in connection with his or her employment as an executive officer or service as a director.
     A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company provided this notice to its executive officers and directors at least 15 calendar days prior to the expected beginning date of the Blackout Period.
Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Important Notice Regarding 401(k) Plan and Deferred Compensation Plan Blackout Period and Restrictions on Ability to Trade in Company Securities

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.
Date: February 28, 2006	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.
Date: February 28, 2006	By:	POST GP HOLDINGS, INC., as General Partner

	By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Important Notice Regarding 401(k) Plan and Deferred Compensation Plan Blackout Securities Period and Restrictions on Ability to Trade in Company